UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 26, 2009

NATIONAL BEEF PACKING COMPANY, LLC
(Exact Name of Registrant As Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-111407 (Commission File Number)	48-1129505 (IRS Employer Identification No.)

12200 North Ambassador Drive, Kansas City, MO 64163
(Address of Principal Executive Office and Zip Code)

Registrant’s telephone number, including area code:  (800) 449-2333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Reg FD Disclosure.

On February 26, 2009, National Beef Packing Company, LLC (the “Company”) issued a press release regarding an agreement to acquire assets of Prime Tanning Corp. in St. Joseph, Missouri.  A copy of the press release is furnished in Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished pursuant to Item 7.01.

99.1.	Press Release dated February 26, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Beef Packing Company, LLC

Date: February 27, 2009	By:	/s/ Jay D. Nielsen
Jay D. Nielsen, Chief Financial Officer